EXHIBIT 99.1
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PRESS RELEASE

CONTACT
-------

INVESTOR RELATIONS
Alan Roden
Verint Systems Inc.
(631) 962-9304
alan.roden@verint.com

                VERINT ANNOUNCES RECORD 2006 SECOND QUARTER SALES

MELVILLE, NY, SEPTEMBER 11, 2006 - Verint Systems Inc. (Nasdaq: VRNT), today announced record sales of $92,258,000 for the second quarter of fiscal 2006, ended July 31, 2006, an increase of 23.5% compared with $74,709,000 in sales for the second quarter of fiscal 2005. Verint's sales increased 5.2% sequentially, compared with $87,736,500 for the first quarter of fiscal 2006.

Verint intends to schedule a conference call to discuss its full financial results for all open periods, including its second quarter, as soon as practical after it receives the financial information it requires from Comverse Technology, Inc. and subsequently files its financial statements for fiscal 2005, the first quarter of fiscal 2006 and the second quarter of fiscal 2006.

FILING OF QUARTERLY REPORT ON FORM 10-Q DELAYED DUE TO ONGOING REVIEW AT
COMVERSE

For the reasons previously announced by Verint relating to the ongoing investigation by a special committee of the Board of Directors of Comverse Technology, Inc. ("Comverse"), the 57% stockholder of Verint, of Comverse's stock option practices and its preliminary conclusion that the actual dates of measurement for certain past awards granted by Comverse differed from the recorded grant dates for such awards, and the potential impact of such stock option practices on Verint's Financial Statements, Verint will not file its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006 on the required filing date. Verint expects to file its Form 10-Q as soon as practicable, but does not currently expect that it will be filed on or before the fifth calendar day following the required filing date as prescribed in Rule 12b-25 of the Securities Exchange Act of 1934.

NASDAQ MATTERS

Verint has notified The Nasdaq Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006 and, accordingly, Verint expects to receive an additional Staff Determination Letter from The Nasdaq Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the delisting of Verint's securities from Nasdaq, under Nasdaq Marketplace Rule 4310(c)(14).

As previously disclosed by Verint, due to the delay in the filing of Verint's Annual Report on Form 10-K for the fiscal year ended January 31, 2006 (the "2005 Form 10-K"), its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 (the "April 30, 2006 Form 10-Q"), as well as Verint's inability to file a Current Report on Form 8-K/A, which would have amended the Current Report on Form 8-K dated January 9, 2006 to include the financial information required by Form 8-K in connection with the January 9, 2006 acquisition by Verint of MultiVision Intelligence Surveillance Limited's networked video

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VERINT ANNOUNCES RECORD 2006 SECOND QUARTER SALES
SEPTEMBER 11, 2006
PAGE 2

security business (the "Form 8-K/A"), Verint had received a Staff Determination Letter from The Nasdaq Stock Market indicating that Verint's securities were subject to delisting, unless Verint requested a hearing before the Nasdaq Listing Qualifications Panel. Verint presented its plan to regain compliance with Nasdaq's filing requirement at an in-person hearing before the Nasdaq Panel and, on June 28, 2006, was granted its request for continued listing on The Nasdaq Stock Market subject to the requirement that the Company file its 2005 Form 10-K by August 18, 2006 and that, by no later than August 25, 2006, it file its April 30, 2006 Form 10-Q and its Form 8-K/A. The Company submitted a request to the Nasdaq Listing Qualifications Panel for an additional extension of the deadline for the Company to regain compliance with the NASDAQ continued listing requirements related to the filing of SEC reports and, on August 18, 2006, was granted an extension to make the required filings by September 25, 2006.

Verint subsequently made a submission to The NASDAQ Listing and Hearing Review Council requesting that the Listing Council grant a stay of the NASDAQ Listing Qualifications Panel's decision which established the September 25, 2006 deadline for the Company to make its necessary filings. The Company also requested an additional 60 day extension from the date of the Listing Council's decision to make the necessary filings.

There can be no assurance that the Listing Council will grant the Company's requested extension or that the Company's securities will remain listed on The NASDAQ Stock Market.

ABOUT VERINT SYSTEMS INC.

Verint(R) Systems Inc., headquartered in Melville, New York, is a leading provider of analytic software-based solutions for security and business intelligence. Verint software, which is used by over 1,000 organizations in over 50 countries worldwide, generates actionable intelligence through the collection, retention and analysis of voice, fax, video, email, Internet and data transmissions from multiple communications networks. Verint is a subsidiary of Comverse Technology, Inc. (Nasdaq: CMVT). Visit us at our website www.verint.com.

Note: Certain statements concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results as a result of Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock on NASDAQ; the impact of governmental inquiries arising out of or related to option grants; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of Mercom and CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's

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VERINT ANNOUNCES RECORD 2006 SECOND QUARTER SALES
SEPTEMBER 11, 2006
PAGE 3

infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.

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Verint, the Verint word mark, Actionable Intelligence, Powering Actionable
Intelligence, STAR-GATE, RELIANT, NEXTIVA, LORONIX, SmartSight, Lanex and ULTRA are trademarks of Verint Systems Inc. Other names may be trademarks of their respective owners.